Exhibit 99.2

 Welcome  2017 Investor DayMay 24, 2017

       Safe Harbor  Certain statements contained in this presentation concerning the future performance of Adtalem Global Education Inc. (“Adtalem”), including those statements concerning Adtalem’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook, enrollment, expansion plans, growth trends, capital allocation, financial performance, prospects or future events and involve known and unknown risks that are diﬃcult to predict. As a result, actual results may vary materially from those projected or implied by these forward-looking statements. In some cases you may identify forward-looking statements by the use of the words such as “may,” “could,” “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, “Risk Factors,” in Adtalem’s most recent Annual Report on Form 10-K for the year ending June 30, 2016 filed with the Securities and Exchange Commission (SEC) on August 25, 2016 and its most recent Quarterly Report on Form 10-Q for the quarter ending March 31, 2017 filed with the SEC on May 4, 2017. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reﬂect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.      Non-GAAP Financial MeasuresThis presentation includes references to certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Adtalem’s ﬁnancial performance prepared in accordance with GAAP. For how we deﬁne the non-GAAP ﬁnancial measures and a reconciliation of each non-GAAP ﬁnancial measure to the most directly comparable GAAP measure, please refer to the reconciliation at the end of this presentation.       2

 Welcome  2017 Investor DayMay 24, 2017

 Enterprise Strategy  Lisa WardellPresident and CEO

Over the Past Year We Have Made Solid Progress on Our Four Key Priorities

	Key Priorities	Progress to Date
1	Heighten the culture of student-centric focus and academic excellence as positioning for all Adtalem institutions	• Launched Student Commitments including 85/15 federal funding limit • Introduced new programs aligned with needs of employers (e.g., healthcare, technology, computer programming, etc.) through more flexible means • Launched DeVry University Tech Path and Boot Camps • Continue to focus on improving student outcomes including retention initiatives and increased student support
2	Transform the organization to stabilize revenue and grow operating income and EPS	• Expect to grow FY17 earnings in the mid-teens percentage range • Initiated leadership and reporting structure changes across organization • Introduced portfolio management framework to elevate accountability
3	Leverage Adtalem synergies among our institutions to increase operating focus and broaden and imbed cost reduction	• Hired CMO; establishing Marketing Centers of Excellence (e.g., Digital) • Centralized Innovation function to drive product development across the organization; aligned with strategy across key segments • Realigned to four key reporting segments
4	Proactively conduct government relations outreach and drive thought leadership in higher education	• Settled ED Limitation Matter (Oct 2016) • Settled FTC Matter (Dec 2016) • Settled New York AG Matter (Jan 2017) • Ongoing proactive government and regulatory outreach to address the issues of access, affordability, quality and innovation

5

 Rebrand Project   Fernando LauChief Marketing Officer

 Rebrand Project  Objective  Create a new name for the organization to represent all institutions in the group, and to:  Establish a unique and differentiated position in higher education marketReinforce purpose-driven values Create an image that is solid, scalable and stableEngage with our investors, partners and the community at largeInspire our colleagues through our shared values  Demonstrate flexibility for future growthDemonstrate a diverse, global organization Represent our value proposition and symbolize values of all brandsSimple and easy to pronounce    Criteria  7

 Rebrand Project  NYSE ticker: ATGEWebsite domain: www.adtalem.com    8

 Rebrand Project  Adtalem means “To Empower” in Latin and is pronounced “ad TAL em.”The new name is aligned with our mission of empowering our students to achieve their goals, find success, and contribute to the global communityThe graphic identity provides the prestige and stability of a parent corporation. The mark or “peak” that serves as the visual center of the Adtalem logo seeks to empower and inspire students to pursue something greater and symbolizes their journey of personal and professional developmentThe color blue represents strength and stability; while green represents focus on growth, innovation, and student success. The typography is elevated to align with the tradition of academia and is modern and innovative, reflecting our growth vision and competitive differentiation  9

Rebrand Project

Project time **4 months**	Names suggested **5,579**	Colleagues participation **2,196**

$5,000 Prize	Verified **+350 names**	**+200 logos** Created	Internal contest **2 weeks**

Project team **43 colleagues**	**2 final** Names	**USD $700K** Total budget estimate

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 Growth Will Come from Three Primary Verticals  Medical andHealthcare  ProfessionalEducation  Technology andBusiness  11

Growth Will Come From Three Primary Verticals

Global healthcare supply/demand imbalances remain (e.g., for nurses, physicians and veterinarians); we provide an excellent healthcare education to a diverse student population.

Medical and Healthcare

- Student demand for medical education continues to outstrip supply; between 2011 and 2016, US MD seats grew by 9.4%, while MD applications grew by 20.8%
- With more than 500,000 RNs anticipated to retire by 2022, the US Bureau of Labor Statistics projects 1.1M RNs will be required to support expansion and replacement needs. We project a resulting nursing shortage of approximately 110,000 RNs
- Currently there are 0.7 applicants for every 1 job opening for a doctor of veterinary medicine
- By 2024, there will be nearly 21.9M total jobs in healthcare fields, with healthcare-related occupations accounting for nearly one-fourth of new jobs

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Growth Will Come from Three Primary Verticals

Professional education provides payer funding diversification to Adtalem and leverages the strength of our existing Becker and ACAMS brands and capabilities.

Professional Education

- According to the AICPA, 1 out of 3 accounting graduates becomes a CPA; opportunity exists to grow the CPA credential with international students
- The potential US market for continuing professional education for CPAs is approximately $700M
- The potential global market for Anti-money Laundering education is ~$2.2B and is expected to grow at ~5%
- The number of first-time Step 1 USMLE test takers in 2016 surpassed 38K candidates, a 12% increase since 2010
- ~230K RN candidates took the NCLEX exam in 2016, an 18% increase since 2010
- Cybersecurity education market is expected to grow with 2016 global cyber workforce of 3.8M (~25% US) expected to reach 6.6M in 2020 to meet full market demand

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Growth Will Come from Three Primary Verticals

Sizable skills gap in both technology and business can be addressed through modular/short-term offerings in addition to traditional degree programs.

Technology and Business

- Only 11% of business leaders believe college graduates are prepared for the workforce
- According to a recent Eduventures study, nearly 31% of prospective adult students expressed a preference for non-degree options, an increase of 10 percentage points since 2013; additionally, nearly half of prospective adult students indicated that a certificate could be just as prestigious as a traditional degree
- There is record demand for employees familiar with coding and data analytics
- Global skills gap is 40 million job vacancies requiring tertiary education by 2020
- Boot camps are expected to produce approximately 18,000 total graduates in 2016

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 Fireside Chat  Lisa WardellDennis KellerRonald TaylorModerated by: Lisa Sodeika

       DeVRY students earn diplomas as electronics technicians, or associate or baccalaureate degrees in electronics, engineering technology or computer science for business. One measure of DeVRY’s success is the positions for which DeVRY graduates are hired.

 Medical and Healthcare Segment

 Susan Groenwald, PhD, RN, ANEF, FAANPresident

Chamberlain University Overview

At Chamberlain, we believe if we take extraordinary care of our students, we will graduate extraordinary health professionals who will transform healthcare worldwide

- Chamberlain offers undergraduate degrees (BSN, RN to BSN) and graduate degrees (MSN, MPH, DNP)
- Chamberlain serves a diverse student population; its pre-licensure BSN program enrolls twice as many minority students as the average US nursing school

30,000 Students	**6** Undergraduate and graduate programs and program options
Acquired in **2005**	**125+** Years of history
40,000 Alumni	

- Pre-licensure programs are campus-based, while post-licensure programs are delivered primarily online
- Strong partnerships with healthcare systems and nursing organizations; more than 1,500 clinical partners

BSN = Bachelor's of Science in Nursing
MSN = Master of Science in Nursing
FNP = Family Nurse Practitioner
DNP = Doctor of Nursing Practice
MPH = Master of Public Health

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 Chamberlain Campus Footprint  Today Chamberlain Has 20 Campus Locations in 14 States  24

 Market Assessment: Market Demand  Projections are that nursing degrees will continue to be in high demand due to a nursing shortage and growth in the overall healthcare market Bureau of Labor Statistics (BLS) projects demand for 3.2M nurses by 2022, a 13.5% increase from 2015 census; more than 1M nurses will reach retirement age in the next 10 to 15 years Nursing retirement and replacement estimates range from 525K (BLS) by 2022 to 880K (Georgetown University) by 2020According to the American Association of Colleges of Nursing, nearly 69K qualified applicants to professional nursing programs were turned away in 2014-2015High attrition levels of new nurses fuels continued growth in nursing education; Georgetown University Center of Education and the Workforce estimates the first-year attrition rate of new nurses is 30%, while the American Association for International Healthcare Recruitment (AAIHR) estimates a 33% attrition rate in the first three years for new nurses  25

Market Assessment: Program-level Detail

Pre-licensure BSN continues to have varying levels of competitiveness based on local market dynamics

- Total market demand expected to continue in the near term due to increased demand for nurses at the BSN degree level
- Competitor programs in existing markets are typically well-established and barriers to entry are high
- In certain markets, such as in California, long wait lists exist, with few options for students not at the top of academic achievement

Post-licensure BSN (RN-BSN) market remains highly competitive due to low barriers to entry

- Market demand expected to continue as 54% of new RNs have an associates (ADN) degree and hospitals continue to emphasize BSN degree
- Over 700+ programs nationwide (~80 new programs since 2011)
- Chamberlain has cultivated a large and growing (1,500+ member) network of institutional partners that drives enrollment growth and allows Chamberlain to be competitive on price to superior brand and program differentiation

Masters in Nursing clinical (Family Nurse Practitioner) degree market continues to grow

- Chamberlain clinical programs had a 5-year enrollment CAGR of 9.1%, while non-clinical grew 2.5%

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Investment Thesis

Chamberlain University is well positioned to serve the market's continued supply/demand imbalance in nursing, as well as achieve growth through new program offerings and market expansion.

Key Growth Drivers	Our Positioning
Continued supply/demand imbalance	• Nursing projected to be the second-largest growth occupation through 2024 (BLS) • Chamberlain is well positioned across each nursing degree level and across key markets
Strong brand recognition; large alumni and partnership network	• Focus on quality, outcomes and student satisfaction • 40,000 alumni nationwide • Partnerships with major national nursing organizations • Network of institutional partners drives enrollment growth
Opportunities for new programs under Chamberlain University	• Chamberlain University and the new College of Health Professions enables expansion beyond nursing degrees • Masters in Public Health degree launched in May 2017
Campus and market expansion	• 20 campuses in 14 states, plus one currently under construction • Rigorous approach to evaluating new markets ensures continued growth and profitability

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 Dr. Heidi Chumley, MD, MBAExecutive Dean, Chief Academic Officer

American University of the Caribbean School of Medicine Overview

Key Facts

An international medical school preparing aspiring physicians to enter residency programs and practice medicine, predominantly in the United States

- Located in St. Maarten, American University of the Caribbean School of Medicine is a technologically-advanced campus featuring a fully equipped anatomy lab, simulation center, applied research library, and more
- Granted six-year accreditation extension by Accreditation Commission on Colleges of Medicine in 2015
- American University of the Caribbean School of Medicine's first-attempt residency rate of 86.4% in 2016 is well above the rates of US citizen international medical graduates (53.9%), non-US citizen international medical graduates (50.5%), and osteopathic medical school graduates (80%)

86.4% First-attempt residency attainment rate in 2016		**94%** First-time pass rate on Step 1 of the USMLE (2012-2016 avg.)
~90% of students are US citizens	AUC founded in **1978** Acquired in **2011**	**90%** First-time pass rate for both USMLE Step 2 Clinical Knowledge (CK) and Clinical Sciences (CS) in 2015







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Historical Market Assessment: 1970s to Mid-2000s

- American University of the Caribbean School of Medicine (along with Ross University School of Medicine) enjoyed a favorable competitive environment as one of only three Caribbean medical schools whose students could access Title IV funding
- The US needed more physicians than the US medical schools could provide
- The thousands of US citizens that wanted to be physicians who did not gain admittance to a US MD school went to one of the “Big Three” in the Caribbean
- Relatively few US osteopathic medical schools (DO); the DO degree carried a negative stigma within the medical profession

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Current Market Assessment: Mid-2000s to Present

Caribbean market evolves with increasing competition

- Physician shortage became front page news and US MD schools were called to expand by 30%
- DO schools began to proliferate and the American Osteopathic Association launched public relations campaign to destigmatize the DO degree
- Three additional Caribbean medical schools gained the ability for their students to access Title IV funding

Other factors influenced prospect behavior:

- Rumored residency cliff: prospects feared that by 2017, US medical school enrollment growth, coupled with slow residency growth, would leave international medical graduates without positions
- Introduction of the new MCAT in 2015 caused prospects to forego the Caribbean route in hope that US schools would evaluate MCAT performance differently
- Hostile media coverage of for-profit education tainted for-profit medical school reputations

The result: students who were considering medicine gave up on their dream, even though:

- The US still has a physician shortage; there are enough residency positions for all US MD, US DO, and international medical graduates from accredited, high-quality international schools such as the American University of the Caribbean School of Medicine

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Investment Thesis

As an international medical school with an established brand and strong student outcomes, American University of the Caribbean School of Medicine is well positioned to benefit from the continued supply/demand imbalance in medical education.

Key Growth Drivers

Demand for US medical school still outpaces supply

- 53,209 applicants for 21,025 US allopathic seats in 2016
- Over 10 years, US seats have grown 18.3%, while applicants for those seats have grown 25.7%

Rising international demand from Europe, Middle East, and South Asia

- Strong demand for US medical education and residency positions from international students

American University of the Caribbean School of Medicine is positioned to take market share from DO schools

- Already outperforming DO graduates in the NRMP match

Our Positioning

- Established reputation as a top US style international medical school with state-of-the-art facilities and over 20 global electives
- School of choice: 57% of students accepted in FY17 chose AUC, vs. 50% in FY13
- Better option than DO schools for students entering medical school now and planning to enter residency in four years
- Building American University of the Caribbean School of Medicine awareness through extensive field recruitment, improved marketing and advertising, and mainstream and trade media
- Primary care contributor, plus opportunity for graduates to enter fellowship programs and sub-specialize

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 Dr. William Owen, MD, FACPDean and Chancellor

Ross University School of Medicine

Key Facts

An international medical school preparing graduates to enter residency programs and practice medicine, predominantly in the United States

- International school accredited by Dominica Medical Board; US curriculum
- First 16-20 months of basic sciences taught in Dominica, Lesser Antilles
- State-of-the-art education facilities in Dominica, e.g., student learning center
- 17 tracked sites at 21 hospitals for 3rd year clinical training
- 13,000+ alumni

88% First-attempt residency attainment rate in 2016		**95%** First-time pass rate on Step 1 of the USMLE (2012-2016 avg.)
~90% of students are US citizens	RUSM Founded in **1978** Acquired by DVG in **2003**	**90%** First-time pass rate for both USMLE Step 2 Clinical Knowledge (CK) and Clinical Sciences (CS) in 2015





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 RUSM Team Views Medical Education as a Form of Social Justice  We are dispelling the myth that at RUSM…We have low admission standardsTuition costs are higher than in not-for-profit US medical schoolsOur students receive an academically inferior educationTheir attainment of postgraduate training is compromised  Rather, our students better meet the societalexpectations for US medical school achievement.  37

 First Time Pass Rates for Step 1 Are Similar to US Medical Schools  38

 Residency Attainments Are High   39

 RUSM Excels in Meeting Societal Expectations  How to measure:MD workforce providing care in under-resourced communitiesDelivering primary care > specialty careTraining a demographically representative workforce of doctors  What are the societal expectations of US medical schools?  40

 RUSM Graduates Are Diverse Like America   Only 4% of America’s doctors are African-AmericanSmaller number than >35 years ago58.5% of RUSM graduates practice primary care89.2% of RUSM graduates serve in low income areas  41

Investment Thesis

As an international medical school with an established brand and strong student outcomes, Ross University School of Medicine is benefiting from the continued supply/demand imbalance in medical education and its growing clinical relationships in the US.

Key Growth Drivers

Demand for US medical school still outpaces supply

- 53,209 applicants for 21,025 US allopathic seats in 2016
- Over 10 years, US seats have grown 18.3%, while applicants for those seats have grown 25.7%

Increasing brand awareness in US from strong RUSM clinical partnerships and growing alumni base

- A single US hospital partner selected 16 residents from our 2017 graduating RUSM class

Considered a primary school choice for diverse students in the US who wish to obtain an MD degree

- Faculty focused on learning outcomes for our students

Our Positioning

- Established reputation as a top US style international medical school with state-of-the-art facilities
- Developing stronger alumni outreach and base to impact current and potential students
- Continuing media campaign to raise brand awareness and "tell the story" of positive student outcomes, in particular for diverse student population
- Raising awareness with key stakeholders of RUSM as primary care contributor, particularly in rural and urban areas that are less served by US-based medical schools

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 Dr. Sean Callanan, MVB, MRCVS, CertVR,PhD, DipECVP, FRCPathDean

Ross University School of Veterinary Medicine Overview

Key Facts

International veterinary school providing a doctoral program in veterinary medicine (DVM), as well as several other postgraduate programs.

- Accredited by American Veterinary Medical Association (AVMA) AVMA
- Attracts predominantly US and Canadian students with growing international student body
- Offers a 10 semester accelerated and flexible program, students complete 7 semesters on the island of St. Kitts and 3 semesters at a global affiliate school, including the US, Canada, UK, Ireland, Australia, and New Zealand
- Large, active alumni network



33 Affiliate schools, on three continents		**86%** First-time pass rate on NAVLE
78% of students are female	Ross School of Veterinary Medicine founded in **1982** Acquired by ATGE in **2003**	**~4,700** Alumni

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Market Assessment: Demand for Veterinarians

Demand for Veterinarians

- Global Animal Health market is expected to grow at a CAGR of 5.4% from 2014-2025
  - Driven by a significant rise in zoonotic and food-borne diseases
  - Additionally, the global population is expected to expand to 9.7B by 2050; with ~795M projected to be undernourished, the global food supply will need to be expanded
- Veterinarians are pivotal in the control of emerging diseases and in developing novel therapies through pharma
- The Bureau of Labor Statistics projects occupation growth of 9% over the next 10 years, which is faster than the average of all occupations

Income of Veterinarians

- The 2015 AVMA report states that while the national unemployment rate was 7.4% in 2013, the overall unemployment rate for the veterinary profession was just 3.2%
- The starting salaries of graduating veterinarians and veterinary medical salaries in general have been increasing at a rate greater than inflation

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Market Assessment: Demand for Veterinary Education

- While the number of Veterinary Medical College Application Service applications has increased 12% over the last five years, the number of available seats has only increased 0.09% over the same period, generating a supply/demand imbalance
- The ratio of applicants to seats has increased from 1.5 to 1.7
- Over the past 10 years (2008-2017), total DVM student enrollment and first-time DVM enrollment at US colleges has increased ~24% to 12,800 and 22% to 3,400 students respectively
- The Association of American Veterinary Medical Colleges (AAVMC) is projecting the total number of US citizens graduating from AAVMC member institutions to increase 8.5% from 2016-2019 to ~3,800 graduates

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Investment Thesis

Ross University School of Veterinary Medicine is well positioned to serve the market's continued supply/demand imbalance, as well as achieve growth through its differentiated offering and international recruiting efforts.

Key Growth Drivers	Our Positioning
Continued supply/demand imbalance for Veterinary Education	• According to the AAVMC, RUSVM has the largest number of first-year seats among all Canadian and International Colleges of Veterinary Medicine • Strong advocate base with the RUSVM alumni network expanding to ~5% of all US/Canadian veterinarians in the next few years
Differentiated offering	• Strong, established brand with AVMA accreditation; 1 of only 39 AVMA accredited programs worldwide • Accelerated and flexible program, with a superior clinical network • International, research-active, and disciplined-accredited faculty
International recruiting	• Focused recruiting efforts on highest priority markets; international location and opportunity to work with exotic animals a plus for prospective students • Depth of international clinical network a plus; opportunities exist to further expand the network • RUSVM first-year tuition level ~6.5% below the median for all non-resident Canadian and International Colleges of Veterinary Medicine

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Innovation: Initiatives Are Underway Across the Vertical to Improve How We Teach and How Our Students Learn

Chamberlain

- Use of gamification within pharmacology improves content retention and learning outcomes
- Predictive analytics track student performance through the curriculum and assign a "propensity score," which predicts a student's likelihood of NCLEX success and provides direction to faculty and staff on additional support and remediation

AUC

- Updated curriculum maps to the AAMC's Entrustable Professional Activities, ensuring students reach an expected level of competency prior to entering a residency program
- UK-based clinical rotations and global health electives in Asia, Africa, and Latin America offer students exposure to multiple health care systems and populations

RUSM

- Virtual anatomy table provides students with a hands-on way to learn; mobile version supports portability
- Centralized simulation curricula design and delivery drives consistency, both internally and externally (via clinical affiliate hospitals)

RUSVM

- Mobile application/game prepares students for client interactions by helping them practice diagnosis skills
- Strategic partnership with Johns Hopkins Bloomberg School of Public Health will develop public health pathways for veterinarians

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 US Traditional Postsecondary Segment

 Donna Loraine, PhDPresident

Carrington College Overview

Carrington College is a premier provider of career-focused postsecondary education, graduating exemplary professionals in the medical, dental, veterinary, and nursing fields

- Celebrating its 50th anniversary as the starting point for healthcare careers
- Institutionally accredited by leading regional, programmatic, and state accreditors
- Offers associate degrees, certificates, and degree completion programs
- Flexible programs offered on campus, online, or in blended modalities

6,000+ Students[1]	**21** Areas of study
2008 Acquired by Adtalem	Founded in **1967**
65,000+ Alumni	

[1] Enrollment data as of March 31, 2017

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Campus Footprint

- Carrington's regional footprint is supported by online capabilities
- Carrington has 18 campuses and 3 learning centers located in 8 states

Northern CA Campuses
Citrus Heights
Pleasant Hill
Sacramento
San Jose
San Leandro
Stockton
Oakland (LC)
North San Jose (LC)



Spokane, WA
Portland, OR
Boise, ID
Reno, NV
Las Vegas,NV
Phoenix, AZ
Pomona, CA
Albuquerque, NM
Tucson, AZ
Mesquite, TX
Campuses
Learning Center Location

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 Market Assessment: Program Offerings  Allied health programs are in high demandAccording to The Association of Schools of Allied Health Professionals (ASAHP), allied health professionals account for nearly 60 percent of the entire healthcare workforce By 2024, the total number of jobs in all healthcare fields is projected to be more than 21.8M; according to Rush University, more than half of the US healthcare workforce will be in an allied health fieldBureau of Labor Statistics (BLS) projects demand for 3.2M nurses by 2022, a 13.5% increase from 2015 censusAdditionally, the BLS projects eight of the 12 fastest growing occupations between 2014-2024 will be in allied health, professions such as Occupational Therapy Assistants, Home Health Aides, and Physician Assistants  56

 Market Assessment: Market Dynamics  Population growth and shifting competitive landscape favor Carrington College Populations in the key western markets we serve are growing; according to the US Census Bureau, of the 10 fastest growing states in terms of population in 2016, six of those states are in Carrington markets (i.e., Nevada, Idaho, Washington, Oregon, Arizona, and Texas)Opportunity to grow share in markets impacted by school closures due to accreditation, poor operating performance, lack of product differentiation, poor outcomes and program qualityIncreased student interest in short, stackable certificatesOpportunity to develop curriculum for large healthcare organizations looking for continuing education support and workforce solutions partnerships   57

 Investment Thesis   Carrington College serves an important and growing allied health market, offering in-demand programswith strong student outcomes in locations with favorable market dynamics and opportunities for growth.  Key Growth Drivers  Our Positioning   Good standing with regional and program accreditation, solid test scores and graduate employment   Key Growth Drivers  Our Positioning   Have responded to requests in nursing and are well positioned to continue this support in current locations  Campuses located in growing markets, with underserved populations; additional opportunities to capture market share as a result of competitor closures  Newly focused marketing organization, high referral rates based on quality perception  High demand new programs in planning and implementation stages; expansion of blended and online in FY18  Expansion of healthcare partnerships in FY18; key contributor to successful new programs  Quality of programs and student outcomes  States/accreditors seeking Carrington support to expand in needed program areas  Broad regional footprint in diverse, attractive markets  Brand recognition aligned with quality and growth  New programs and deliveries  Expanded workforce partners  58

 Robert PaulPresident

DeVry University Overview

Throughout its 86-year history, DeVry University has fostered student learning through quality, career-oriented education

- Leading brands: DeVry University, DeVry University Keller Graduate School of Management
- Regionally accredited by the Higher Learning Commission
- Offers Certificate, Associate, Bachelor's and Masters programs
- Two fully launched program stacks; in Health Information and Media Arts & Technology
  - Launching: Network, CIS, Business/Technical Management and Accounting
- National network of campuses and leading in-house online capabilities

30,000+ Students	~75% Undergraduate students
Founded in 1931	~25% Graduate students
300,000+ Degrees conferred	
400+ Employer partnerships	6 Colleges

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 Campus Footprint  DeVry University’s campus footprint is supported by online capabilitiesDeVry University has 59 campuses and learning centers across 18 statesDeVry University’s enrollments are diversified across six colleges   OnlineWhereverYou Are  62

 Market Assessment   Tech jobs are driving growth and tech skills are required in majority of jobs320K new tech jobs forecasted by 2020 (10-12% growth), mostly Bachelor’s degree or higher 50%+ of all jobs today require technology skills  Job Market  Increasing employer need to acquire, develop and retain talent with necessary skillsThe average tenure for a salary worker is now only 4.6 years; 60% of US employers are having difficulties finding qualified workers to fill their vacanciesTech employers are starting to shift away from requiring a degree; today, there are seven computer-related job categories where at least 25% of workers do not have a four-year degree  Employers  63

Market Assessment

Students

More diverse with changing views of traditional education

- US addressable market for degree programs continues to be stagnant; student interest in postsecondary education is declining as prospects question the return on investment
- Millennials estimated to change jobs 13 times in lifetime, requiring continuous skill acquisition and lifelong learning
- Hispanic students represent the fastest growing segment in the “degree” market: 35% growth in Hispanic undergrads versus a 3% decline in total undergrads

Competition

Getting tougher and diversifying

- Public sector continues to aggressively pursue new sources of revenue (adult learners, online); 25%+ now offer “extensive” online programs and only 8% offer no online programs
- Model disruptors are meeting changing needs with non-traditional offerings such as boot camps and micro-credentials
- All competitors, including disruptors, are forming alliances/partnerships to meet shifting employer needs

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Investment Thesis

DeVry University is well positioned to capitalize on the emerging prominence of technology in business, and to deliver workforce solutions to employers and relevant instruction to students in order to supply high-demand job-ready skills.

Key Growth Drivers	Our Positioning
Large addressable market with attractive supply and demand imbalances	• Adult learners and online students remain highly attractive growth areas in the education market
Compelling, differentiated technology-focused value proposition	• DeVry University is taking a leadership role to address the growing tech skills gap by investing significantly in academic quality via our DeVry Tech value proposition • Tech-enabled teaching platforms such as proprietary connected classrooms, collaboration tools, and a state-of-the-art online learning management system
Quality academic programs in high growth fields	• Over the next 10 years, discrete pockets of the labor market are slated for significant growth, many aligned with specific DeVry University program offerings, such as: Medical Billing and Coding, Health Administration, Cybersecurity, and Accounting • New programs launched over past 24 months represent approximately 30% of new student enrollments
Growing portfolio of strategic employer partnerships	• 400+ existing employer partnerships; DeVry University launched DeVryWORKS to assist employers in meeting their talent development, skills gap training, and talent acquisition needs
Cost structure optimized for future growth	• Small, more intimate campuses in key markets; reduced square footage by >50% since 2011 • Generated over $500M in cost savings since 2013

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Innovation: Initiatives Are Underway to Improve How We Teach and How Our Students Learn

Carrington College

- Pre-loaded iPads ensure all students are “connected” and can access e-books easily
- Student service innovation features an online application combined with a new 360° virtual campus tour, which allows prospective students to experience the campus and its labs at their convenience

DeVry University

- Continued enhancement and expansion of the connected classroom
- “Herman” big data initiative builds a stronger base of cross-functional information for student support
- Planned gamification courseware in introductory courses will better engage students as they begin their courses of study

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Student Care: Big Data Efforts

DeVry University Is Evolving from Historical Data Analysis to Prescriptive Analytics



Increased Care
PRESCRIPTIVE
Prevent
PREDICTION
What might happen?
MONITORING
What's happening now
ANALYSIS
Why it happened
REPORTING
What happened?
COMPLEXITY
BUSINESS VALUE
PRESCRIPTIVE ANALYTICS
PREDICTIVE ANALYTICS
BUSINESS INTELLIGENCE

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Student Care: Big Data Efforts

A Network of Tools to Design Differentiated Services and Focus Resources on Biggest Impact

Service

- Student segmentation for specific services
- Proactive vs. reactive advisement
- Shortest path to graduation

Enrollment Management

- Inquiry segmentation for efficiency and effectiveness
- Design of stitch-in and orientation
- Focus scarce resources

Academics

- Inform program and course design
- Learning effectiveness monitoring and instruction design
- Faculty to course optimization

- **Civitas Suite of Tools**
- **First Year Success Modeler**
- **Predicative Inquiry Modeler**
- **Scheduling Algorithm**

Marketing

- Refined digital marketing targets
- Segmented communication strategy
- Informed nurturing strategies

Workforce Solutions

- Student-employer matching
- Segmented career readiness planning
- Reputation building with corporate partners

ADTALEM
GLOBAL EDUCATION

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 Technology and Business Segment

 Carlos FilgueirasGroup President, Technology and Business

Adtalem Educacional do Brasil Overview

Key Facts

The Adtalem Educacional do Brasil (ATB) organization operates three national brands within the Brazilian private higher education market

- National brands:

Ibmec   DAMÁSIO EDUCACIONAL   DeVry Brasil

- ATB institutions offer undergraduate, graduate, test prep, and professional education programs across a wide spectrum of fields, including business, engineering, and law
- ATB institutions have high academic standards and attractive national rankings, highlighting the quality of education provided to students

110,000+ Students	380+ Programs	17 Institutions
3 National brands	Ibmec and Damásio founded in 1970	23 Campus locations
5,400+ Colleagues		211 Centers

Footprint

ATB operations are focused primarily in the North, Northeast, and Southeast regions of Brazil


DVB Institutions
Damásio Distance Learning Centers
Ibmec Institutions

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 Brands and Campus Footprint  ATB Enrollment Breakdown  High QualityUS$ 2K to US$ 7K per yearClass B- or C  Mass MarketUS$ 500 to 2K per yearClass C- or D  PremiumUS$ 7K to US$ 15K per yearClass A or B+  Tuition Cost  0.5  1.0  4.5  Millions of Students in Brazilian Private Higher Education  Brazilian Private Higher Education Segments  ATB operates in the upper middle and premium segments of the market, with a differentiated value proposition.  UG Programs by Area  19%  23%  19%  32%  6%  74

Market Assessment: Brazilian Economy and Funding

Brazilian Economy

- The ongoing Brazilian economic downturn has put pressure on enrollments: for the first time since 2009, new student enrollments declined (-6.1%) vs. PY. Among private institutions, new student enrollments declined -8.8% vs. PY (-10.0% onsite and -5.7% online)
- Even in a deceleration scenario, as a country, Brazil still has a significant education gap to close vs. countries like Colombia, Turkey, Portugal and Russia
- In Brazil, private institutions are responsible for ~76% of higher education enrollments and play a vital role to close this gap
- Current economic conditions compromise the Government's capability to support student financing programs; as a result, the Government and private providers are working in partnership to develop sustainable sources of student financing to support growth and achieve the National Education Plan goal of having a 50% gross enrollment rate by 2024

Funding for Education

- The Government and private providers are creating a sustainable financing program (FIES 2.0) to support student enrollment, but implementation timing is still uncertain
- McKinsey & Co. worked with the Government (e.g., Ministry of Education, Ministry of Economy) and private institutions to develop FIES 2.0
- Funding will initially be publically provided, but the Government will assess including private funding into the system as well

Gross Enrollment Rate by Country (2012)



94%
76%
74%
69%
62%
45%
PNE goal (2024)
50%
30%
29%
27%
25%
USA
Russia
Chile
Turkey
UK
Colombia
Brazil
Mexico
China
India

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Market Assessment: Institution Detail

Adtalem Educacional do Brasil has a diversified student base spread in different market segments, regions and modalities.

Ibmec

11K Students

- Founded in 1970, Ibmec is one of most traditional and respected higher education providers in Brazil
- Most well-known for its business school, and responsible for the first finance MBA in the country, Ibmec offers programs with the highest academics standards
- Ibmec offers both undergraduate and graduate programs in areas such as: engineering, law, and international relations
- Offers executive and professional education programs
- With operations in Rio de Janeiro, Belo Horizonte, and Brasília, Ibmec recently opened its newest campus, in São Paulo, in April 2017

DAMÁSIO EDUCACIONAL

48K Students

- Founded in 1970, Damásio is a leading institution for law and diplomatic careers
- Damásio has a presence in all Brazilian states via its own campuses (in four locations) and a network of 211 distance learning centers (franchisees)
- Undergraduate, graduate, and test prep programs are delivered via satellite, online, and onsite
- Today Damásio's franchisees are becoming a distribution network for other Adtalem Brasil programs, such as Ibmec online MBAs
- In the future, Adtalem Brasil will also deploy undergrad online programs through Damásio's network

DeVry Brasil

54K Students

- DVB is a well-respected higher education provider which joined Adtalem Global Education in 2009
- DVB is comprised of 12 institutions distributed almost entirely in the North and Northeast region of Brazil (only Metrocamp is located in the Southeast)
- All DVB institutions are ranked among the top 3 in their cities
- DVB offers a diverse selection of both undergraduate and graduate programs offerings

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Investment Thesis

Adtalem Brasil institutions provide academically strong, in-demand programs across Brazil; innovation and a history of successful integration present continued opportunities for growth.

Key Growth Drivers	Our Positioning
Strong need for higher education	• Well positioned to take advantage of attractive demographics and supply/demand imbalances in the mid- to long-term
Strong brand equity	• Strong brands; operate in the top two tiers of the higher education market • Our brands differentiate themselves from the competition by preparing students to become professionals with a global perspective
Superior academics	• Offers standardized curricula across Brazil (G5), which allows us to invest in quality, while guaranteeing efficiency in operations • Consistently raised academic quality, with the current goal of achieving IGC[1] 4 or higher for all institutions
Product innovation	• Adtalem Brasil's Integrees Learning Management System enables faculty collaboration on curricula development and increased social interaction between students and faculty • Damásio is ahead of the competition in terms of technology used, and today offers distance learning, online, synchronous, and asynchronous modalities
Integration capabilities	• Adtalem Brasil brand ties the different institutional brands and value propositions together • Adtalem Brasil operates with a fully integrated model including brand management, admissions, student services, academics, regulatory, campus management, HR, IT and legal. Integration is generally completed within 3-12 months

[1]IGC = The average of all programmatic CPCs (academic quality metric by MEC) in the last 3 years, weighted by the number of students in each program

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Innovation: Initiatives Are Underway in Brazil to Improve How We Teach and How Our Students Learn

- G5 curriculum design improves/optimizes scheduling, while also:
  - Reducing course selection complexity for the student
  - Limiting operational burden for the institution
  - Simplifying assessments by the Ministry of Education
- Custom-built Integrees Learning Management System:
  - Leverages a collaborative repository of course content, supported and maintained by faculty; students can “like” and “dislike” items
  - Incorporates “quick tests” to track how well students learn material, providing a feedback mechanism for faculty
  - Is supported by analytics, which help us better understand how students are leveraging materials and which materials drive the most learning and retention
- Use of asynchronous online will expand the reach/breadth of the current Damasio offering

ADTALEM GLOBAL EDUCATION

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                   Collaborative repository    Lecture  Quiz    Realtime feedback            Big data repository    Our Proprietary Integrees LMS Has Significantly Improved Faculty Collaboration in Brazil and Provided a New Avenue for Real-time Feedback from Students  1    2  3      80

 Professional Education

 John RoselliPresident, Becker Professional Education  Tim McClintonManaging Director, ACAMS

Professional Education Overview

Professional Education's mission is to empower people around the world to advance their careers through a lifelong partnership of superior professional education

- Serving accountants, medical students, and financial service professionals
- Strong brand and relationships within accounting and anti-money laundering
- Best-in-class student outcomes
- Acquired ACAMS in 2016; ACAMS is the largest international membership organization dedicated to financial crime and prevention professionals

~1M Candidates have prepared for the CPA Exam with Becker	**+46K** ACAMS members	**50+** Int'l ACAMS chapters
100% Non-Title IV	Becker founded in **1959**	**+90%** Since 2005, over 90% of the Watt Sells Award winners have used Becker to prepare for the CPA exam
~250 Global teaching locations	ACAMS founded in **2001**	

ADTALEM GLOBAL EDUCATION

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Current Professional Education Verticals

Becker currently provides educational offerings to accounting, healthcare, and financial services professionals through a global distribution network, supported by best-in-class course development and education technology capabilities.

CPA	CPE	ACCA	USMLE	ACAMS
• Certified Public Accountant exam prep • Online and live • Market leader	• Continuing accounting education • Webcasts, online, and live • Fragmented market	• Chartered accountancy exam prep • UK-based global accounting certification • Concentrated market	• US medical licensing exam prep • Online, live, and live/online • Concentrated market	• Anti-money laundering, financial crime prevention • Membership, conferences, certifications, publications • Market leader

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GLOBAL EDUCATION

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Market Assessment: CPA and CPE

CPA

- Two-thirds of CPA firm partners are over the age of 56 with significant numbers retiring by 2022
- Accounting Bachelor's and Masters programs continue to be two of the fastest growing degree programs
- International CPA candidates continue to grow
- Competitive pricing sensitivity remains high
- Near term industry headwinds from recent exam format change

CPE

- $700M US market opportunity
- Market continues to be highly fragmented
- Significant transition to digital delivery and marketing provides opportunity for continued market share capture

ADTALEM
Global Education

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Market Assessment: ACCA, Healthcare and ACAMS

ACCA

- Growth opportunities in UK through partnerships with tuition providers
- Predominantly live instruction market

Healthcare

- Significant growth exists with international USMLE candidates
- Ability to develop longer term relationships with medical schools

ACAMS

- ~$2B global market opportunity
- Underpenetrated and growing AML market
- Increasing convergence of cybersecurity, fraud, and AML regulation within financial services industry

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Investment Thesis: ACAMS

As a leader in the Anti-money Laundering market, ACAMS is well positioned to benefit from continued domestic and international market growth, while opportunities exist to extend into new, adjacent markets.

Key Growth Drivers	Our Positioning
Continue growing our core business	• A leading standard for AML certification • Significant headroom for growth (~5% market penetration in US) • Core growth generates flow-through revenue from conferences, news and training
Accelerate international expansion	• ~70% of addressable market is outside the US • Tremendous growth potential in EMEA and APAC, each with roughly 1% market penetration
Serve new segments close to the core	• Leverage existing capabilities and brand to develop training and certifications to serve professionals for whom CAMS certification is not appropriate • Extend into other areas of financial crimes (e.g., anti-bribery/ corruption)
Extend into adjacent markets	• Cybersecurity and fraud

ADTALEM GLOBAL EDUCATION

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 Investment Thesis: Becker Accounting and Healthcare   Our Positioning   Extend global leadership position in CPA review   Market leadership position with strong brandTop 100 accounting firms currently use Becker Best-in-class student outcomes; 90% of top CPA Exam scorers use Becker   Key Growth Drivers  Our Positioning   Increased market penetration of Continuing Professional Education (CPE) for CPAs  Leverage Becker brand and alumni networkBuild on firm partnerships to accelerate CPE growth  USMLE expansion opportunity through new product offerings and continued international growth   In-country programs and product expansion opportunities  Expansion into new lifelong learning markets and products   Opportunity to leverage Becker capabilities into new products Attractive new markets exist in financial services, healthcare, and cybersecurity   Becker Professional Education is the leader in CPA review and the anti-money laundering market; attractive opportunities exist to add new products and enter new lifelong learning markets.   89

Innovation Initiatives Are Underway Across the Vertical to Improve How We Teach and How Our Students Learn

CPA

- Live/online programs enabling synchronous and interactive delivery in a virtual classroom environment
- Students can "pre-test" content areas before beginning a module, helping them to focus their time and energy where they need the most help

CPE

- Customized Learning Management System (LMS) tailored to the unique needs of continuing education students, including the necessary reporting required for employers and state licensing authorities
- Custom-built e-Reader that can be leveraged across the Adtalem portfolio

USMLE

- Fully-mobile application and question bank
- Questions are provided 40 at a time, which mimics the pace and length of the actual exam

ACAMS

- Updated Certified Anti-Money Laundering Specialist (CAMS) exam to reflect the requirements of today's financial crime practitioners
- Tailored LMS to improve member experience, both domestically and internationally

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 Finance/Capital Allocation

 Financial Update  Patrick UnzickerChief Financial Officer

Financial Update

Improving the Financial Performance of the Organization

- Cost structure optimization
  - Home office expenses reduced 6.8% since this time last year
  - Cost reductions and efficiency improvements across the portfolio
- Restarting organic revenue growth
  - Improved processes and leadership changes expected to drive new student enrollment growth in FY18
  - New locations identified; new program launches in process across all verticals
- Introduced Portfolio Management Framework
  - Measures institutions against peers
  - Increased accountability; heightened focus on Operating Margin and Return on Invested Capital (ROIC)
- Net result:
  - Segment revenue growing for three of four segments
  - Operating Margins improved YTD[1] from 10.8% to 12.1%
    - Cost of Instruction and Operating Expenses both lower than prior year as a share of revenue
  - EPS up 13.6% YTD[1]
  - CapEx moderating
  - Increased return of capital to shareholders reflecting confidence in outlook

[1] Fiscal Year-To-Date as of March 31,2017, excluding special items.

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 Financial UpdateInvestment Thesis  Large addressable markets with attractive supply/demand imbalancesMost diversified programmatic offerings in the sector offered through institutions with strong brand awareness and robust accreditations Experienced management teamStrong cash flow generation and solid financial position provides support of future growth initiatives and shareholder return Cost structure optimized for increased operating leverage Medical and Healthcare and Professional Education verticals contribute the significant majority of earnings and cash flow generation with future upside from Technology and Business   95

Financial Update

Segment Analysis: Medical and Healthcare

	FY12	FY16	'12-'16 CAGR	'17-'21E CAGR
Revenue	$457M	$784M	14.4%	4-6%
Operating Margin	24.9%	22.9%	-	*Increasing*
EBITDA	$136M	$213M	12.0%	5-6%
CapEx	$26M	$26M	-	*Decreasing*

Highlights:

- Continued supply/demand imbalances expected to drive ongoing segment revenue growth, with lower capital requirements
- We expect organic growth in the medical and nursing schools driven by existing and new programs (e.g., Masters of Public Health); exploring cooperative partnerships with traditional education providers
- Strong relationships with quality clinical partners
- Robust B2B relationships within Chamberlain; we believe we can leverage this across the vertical
- Actively working to resolve Gainful Employment matter, which affects veterinary operations; impact planned for FY18
- Over the strategic planning horizon segment operating margins will increase driven by the expansion of online programs at Chamberlain and a return to enrollment growth in the medical Schools

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Financial Update

Segment Analysis: Professional Education

	FY12	FY16	'12-'16 CAGR	'17-'21E CAGR
Revenue	$94M	$103M	2.2%	14-16%
Operating Margin	31.0%	28.4%	-	*Increasing*
EBITDA	$32M	$31M	-0.8%	25-30%
CapEx	$2M	$1M	-	*Stable*

Highlights:

- ACAMS growth will be driven by accelerated international expansion and new product launches
- Becker CPA remains market leader
- Strong growth expected in CPE and Healthcare
- CPA growth slowing but will be driven by an increase in online and webinar offerings
- Healthcare opportunities with I-20 partnerships for international students and entry into the NCLEX self-study market
- Segment operating margins are expanding, given continued mix shift toward online delivery and operating leverage
- Successful entry into cybersecurity professional education would provide upside potential

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Financial Update

Segment Analysis: Technology and Business

	FY12	FY16	'12-'16 CAGR	'17-'21E CAGR
Revenue	$62M	$196M	33.4%	6-8%
Operating Margin	7.1%	6.9%	-	*Increasing*
EBITDA	$10M	$24M	26.2%	12-15%
CapEx	$6M	$14M	-	*Stable*

Highlights:

- Segment is currently comprised of Adtalem Educacional do Brasil (ATB) operations
- New student growth is expected across the ATB institutions
- Investments to date have focused on both organic growth and acquisitions
- Segment cash flow generation continues to increase as ATB operations achieve scale
- For strategic planning purposes we have excluded acquisitions, and instead focus on harvesting and driving organic growth:
  - Ibmec expansion and programs offered across the ATB portfolio
  - Pursuing university-status within Brazil, which will drive enrollment growth
  - Beginning to develop online offerings and capabilities, similar to those offered in the US

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 Financial UpdateSegment Analysis: US Postsecondary  Highlights:Segment is currently comprised of Adtalem’s Traditional US Postsecondary institutions: DVU and CarringtonNear-term focus remains offsetting revenue declines with cost-cutting measures, while redesigning program and service offeringsSegment operations currently breakevenSignificant operating leverage when revenue growth returns    FY12  FY16  ’12-’16CAGR  ’17-’21ECAGR  Revenue  $1,458M  $764M  -14.9%  2-4%  Operating Margin  11.9%  0.2%  -  Increasing  EBITDA  $227M  $39M  -35.6%  25-30%  CapEx  $62M  $18M  -  Stable  99

 Financial UpdateFY21E Financial Targets  Key Metrics  FY17-21E Strategic Plan   Revenue  4% - 6% CAGR  EBITDA  10% - 13% CAGR  Tax Rates  20% - 28%  CapEx/Revenue  Target < 5%  ROIC  12-14%  100

Financial Update

Revenue and EBITDA Bridge



Adtalem Revenue Bridge
$2,500
$2,000
$1,500
$1,000
$500
$0
$1.8B
$200-250M
$150-200M
$150-200M
$10-20M
$2.2-2.4B
FY16 Revenue
Medical and Healthcare
Professional Education
Technology and Business
Postsecondary
FY21E Revenue



Adtalem EBITDA[1] Bridge
$600
$500
$400
$300
$200
$100
$0
$288M
$55-65M
$65-75M
$50-60M
$40-50M
$450-550M
FY16 EBITDA
Medical and Healthcare
Professional Education
Technology and Business
Postsecondary
FY21E EBITDA

[1]Excludes special charges

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Financial Update

Capital Allocation

Invest in Our Institutions

- Programmatic expansion and new product development across the portfolio
- Chamberlain campus growth
- Expansion of Ibmec within Adtalem Educacional do Brasil
- Strategic plan CapEx projected at 4-5% of revenues

Return Capital to Shareholders

- Management regularly assesses share repurchase activity relative to Adtalem's projected intrinsic value
- When shares are over-sold, share repurchases can be the highest return on investment
- Communicates confidence that stock is a strong investment; signals positive outlook

Make Strategic Acquisitions

- Medical and Healthcare: address skills gaps, expand into new areas of healthcare beyond nursing and medicine
- Professional Education: leverage the Becker and Damasio platforms
- Technology and Business: address global skills gaps

Maintain Financial Strength & Flexibility

- Strong balance sheet
- Free cash flow[1] generation in excess of $1B (FY17-FY21E)
- Opportunistically increase leverage to maximize shareholder returns

* Free cash flow defined as total cash generated, less strategic plan CapEx, and share repurchases.

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 Thank you for coming!

 Appendix

Use of Non-GAAP Financial Information and Reconciliation Schedule

The following table reconciles Adtalem Global Education's ("Adtalem") operating income as reported under U.S. Generally Accepted Accounting Principles ("GAAP") to the non-GAAP measure of Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") excluding special items. This non-GAAP financial measure should be viewed in addition to, and not as a substitute for, Adtalem's reported results prepared in accordance with GAAP.

	Medical and Healthcare		Professional Education		Technology and Business		U.S. Traditional Postsecondary	
	2012	2016	2012	2016	2012	2016	2012	2016
GAAP Operating Income (Loss)	$114M	$178M	$29M	$28M	$4M	$14M	$91M	$(211)M
Special Items Expense (Gain) *	-	$1M	-	$1M	-	-	$82M	$212M
Depreciation and Amortization	$22M	$34M	$3M	$2M	$6M	$10M	$54M	$38M
EBITDA excluding Special Items	$136M	$213M	$32M	$31M	$10M	$24M	$227M	$39M

*Includes restructuring expense (U.S. Traditional Postsecondary in fiscal year 2012, and Medical and Healthcare, Professional Education and U.S. Traditional Postsecondary in fiscal year 2016) and asset impairment charge (U.S. Traditional Postsecondary in fiscal years 2012 and 2016).

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